UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49805	01-0592299
(Commission File Number)	(I.R.S. Employer Identification No.)

26 West Mission Avenue, Suite 8 , Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

On January 31, 2014, Solar3D, Inc., a Delaware corporation (the “Company”), closed its acquisition of 100% of issued and outstanding common stock of Solar United Network, Inc., a California corporation (“SUN”).  On January 31, 2014 the Company filed a Report on Form 8K disclosing the closing of its acquisition of SUN.  This Report amends the Report filed by the Company on January 31, 2014.  Accordingly, attached to this Report as Exhibit 99.1 are the audited financial statements of SUN as of and for the years ended December 31, 2013 and December 31, 2012 and attached to this Report as Exhibit 99.2 are the pro forma financial statements of the Company as of and for the years ended December 31, 2013 and December 31, 2012.

(a)           Financial Statements of Businesses Acquired.

99.1	Audited financial statements of Solar United Network, Inc., a California corporation, as of and for the years ended December 31, 2013 and December 31, 2012.

99.2	Pro forma financial statements of Solar3D, Inc., a Delaware corporation, as of and for the years ended December 31, 2013 and December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        SOLAR3D, INC.
(Registrant)

  Date:  April 1, 2014

                /s/ James B. Nelson
James B. Nelson, Chief Executive Officer